          ----------------------------------------------------------------------
                                                                   EXHIBIT 10.15

[LOGO OF GREYROCK BUSINESS CREDIT APPEARS HERE]

                          LOAN AND SECURITY AGREEMENT

BORROWER(S):   INTERPLAY PRODUCTIONS
               INTERPLAY OEM, INC.

ADDRESS:       16815 VON KARMAN AVE.
               IRVINE, CA  92606

DATE:          JUNE 16, 1997

This Loan and Security Agreement is entered into on the above date between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd, Suite 950, Los Angeles, Ca
90024 and the borrower named above (jointly and severally, "Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") being signed concurrently is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

1.   LOANS.

     1.1 LOANS. GBC will make loans to Borrower (the "Loans"), in amounts determined by GBC in its *, up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing. If at any time or for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, Borrower shall immediately pay the amount of the excess to GBC, **.

     *GOOD FAITH BUSINESS JUDGMENT

     **WITHIN THREE (3) BUSINESS DAYS THEREAFTER

     1.2 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by GBC and Borrower. Interest shall be payable monthly, on the last day of the month. Interest may, in GBC's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans.

     1.3 FEES. Borrower shall pay GBC the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to GBC and are not refundable.

2.   SECURITY INTEREST.

     2.1 SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to GBC a security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All Inventory, Equipment, Receivables, and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, all money, all collateral in which GBC is granted a security interest pursuant to any other present or future agreement, all property now or at any time in the future in GBC's possession, and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of the foregoing, and all books and records related to any of the foregoing.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

     In order to induce GBC to enter into this Agreement and to make Loans, Borrower represents and warrants to GBC as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

     3.1 Corporate Existence and Authority. Borrower, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower.
The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized,
(ii) are enforceable against Borrower in accordance with their terms (except

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

     3.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give GBC 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

     3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give GBC at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.

     3.4 TITLE TO COLLATERAL; PERMITTED LIENS. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. GBC now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend GBC and the Collateral against all claims of others. So long as any Loan is outstanding which is a term loan, none of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by GBC, use its best * efforts to cause such third party to execute and deliver to GBC, in form acceptable to GBC, such waivers and subordinations as GBC shall specify, so as to ensure that GBC's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

     * COMMERCIALLY REASONABLE

     3.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise GBC in writing of any material loss or damage to the Collateral.

     3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

     3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to GBC have been, and will be, prepared in conformity with generally accepted accounting principles * and now and in the future will completely and fairly reflect the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to GBC and the date hereof, there has been no material adverse change in the financial condition or business of Borrower. Borrower is now and will continue to be solvent.

     *(EXCEPT IN THE CASE OF NON-ANNUAL FINANCIAL INFORMATION FOR THE ABSENCE OF FOOTNOTE DISCLOSURE AND SUBJECT TO CHANGES RESULTING FROM NORMAL, YEAR-END AUDIT ADJUSTMENTS)

     3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies GBC in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or any other governmental agency. Borrower shall, at all times, utilize the services of an

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower.

     3.9 COMPLIANCE WITH LAW. * Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and all environmental matters **.

     *TO THE BEST OF ITS KNOWLEDGE,

     **IN WHICH THE FAILURE TO SO COMPLY WILL HAVE A MATERIAL ADVERSE IMPACT ON THE BORROWER OR THE COLLATERAL.

     3.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will promptly inform GBC in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any single claim of $50,000 or more, or involving $100,000 or more in the aggregate.

     3.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.

4.   RECEIVABLES.

     4.1 REPRESENTATIONS RELATING TO RECEIVABLES. Borrower represents and warrants to GBC as follows: Each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, represent an undisputed, bona fide, existing, unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services, in the ordinary course of Borrower's business*.

     * (BUT SALES ON TERMS PERMITTING CUSTOMERS TO RETURN DEFECTIVE GOODS OR TO RETURN GOODS AT THE TIME NEW GOODS ARE PURCHASED IN ACCORDANCE WITH "STOCK BALANCING" PROGRAMS OF THE BORROWER IN THE ORDINARY COURSE OF BUSINESS SHALL NOT BE DEEMED TO VIOLATE THIS COVENANT)

     4.2 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Borrower represents and warrants to GBC as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be, and all signatories and endorsers have the capacity to contract. All sales and other transactions underlying or giving rise to each Receivable shall comply with all applicable laws and governmental rules and regulations. All signatures and indorsements on all documents, instruments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

     4.3 SCHEDULES AND DOCUMENTS RELATING TO RECEIVABLES. Borrower shall deliver to GBC transaction reports and loan requests, schedules and assignments of all Receivables, and schedules of collections, all on GBC's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit GBC's security interest and other rights in all of Borrower's Receivables, nor shall GBC's failure to advance or lend against a specific Receivable affect or limit GBC's security interest and other rights therein. if requested by GBC, Borrower shall furnish GBC with copies (or, at GBC's request***, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables*, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to GBC an aged accounts receivable trial balance in such form and at such intervals as GBC shall request. In addition, ** Borrower shall deliver to GBC the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, immediately upon receipt thereof and in the same form as received, with all necessary indorsements.

     * (SUBJECT TO THE CONFIDENTIALITY PROVISIONS SET FORTH BELOW)

     **ON REQUEST BY GBC (SUBJECT TO THE CONFIDENTIALITY PROVISIONS SET FORTH IN
SECTION 9.16A BELOW)

     ***THE ABILITY TO INSPECT (AND AFTER AN EVENT OF DEFAULT THE RIGHT TO POSSESSION OF) ALL

     4.4 COLLECTION OF RECEIVABLES. Borrower shall have the right to collect all Receivables, unless and until a Default or an Event of Default has occurred. Borrower shall hold all payments on, and proceeds of, Receivables in trust for GBC, and Borrower shall deliver all such payments and proceeds to GBC, within one business day after receipt of the same, in their original form, duly endorsed, to be applied to the Obligations in such order as GBC shall determine.

     4.5 DISPUTES. Borrower shall notify GBC promptly of all disputes or claims relating to Receivables on the regular reports to GBC. Borrower shall not forgive, or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that: (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to GBC on the regular

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

reports provided to GBC; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such settlements and forgiveness, the total outstanding Loans and other Obligations will not exceed the Credit Limit.

     4.6 RETURNS. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and * promptly issue a credit memorandum to the Account Debtor in the appropriate amount (sending a copy to GBC). In the event any attempted return occurs after the occurrence of any Event of Default, Borrower shall (i) not accept any return without GBC's prior written consent, (ii) hold the returned Inventory in trust for GBC, (iii) segregate all returned Inventory from all of Borrower's other property, (iv) conspicuously label the returned Inventory as GBC's property, and (v) immediately notify GBC of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on GBC's request deliver such returned Inventory to GBC.

     *IF APPROPRIATE,

     4.7 VERIFICATION. GBC may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Borrower or GBC or such other name as GBC may choose, and GBC or its designee may, at any time, notify Account Debtors that it has a security interest in the Receivables.

     4.8 NO LIABILITY. GBC shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall GBC be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve GBC from liability for its own gross negligence or willful misconduct.

5.   ADDITIONAL DUTIES OF THE BORROWER.

     5.1 INSURANCE. Borrower shall, at all times, insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to GBC, in such form and amounts as *, and Borrower shall provide evidence of such insurance to GBC, so that GBC is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name GBC as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to GBC. Upon receipt of the proceeds of any such insurance, GBC shall apply such proceeds in reduction of the Obligations as GBC shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, GBC shall release to Borrower insurance proceeds with respect to Equipment totaling less than ** $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. GBC may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, GBC may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to GBC copies of all reports made to insurance companies.

     *IS CUSTOMARY AND AVAILABLE FOR BORROWER'S BUSINESS

     **$250,000

     5.2 REPORTS. Borrower, at its expense, shall provide GBC with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as GBC shall from time to time reasonably specify.

     5.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on one business day's notice, GBC, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records. GBC shall take reasonable steps to keep confidential all information obtained in any such inspection or audit*. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent GBC's then current standard charge for the same), plus reasonable out-of-pockets expenses. Borrower shall not be charged more than $3,000 per audit (plus reasonable out-of-pockets expenses), nor shall audits be done more frequently than four times per calendar year, provided that the foregoing limits shall not apply after the occurrence of a Default or Event of Default, nor shall they restrict GBC's right to conduct audits at its own expense (whether or not a Default or Event of Default has occurred). Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first obtaining GBC's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give GBC the same rights with respect to access to books and records and related rights as GBC has under this Agreement.

     *IN ACCORDANCE WITH SECTION 9.16A BELOW

     5.4 REMITTANCE OF PROCEEDS. All proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by Borrower to GBC in the original form in which received by Borrower not later than the following business day after receipt by Borrower, to be applied to the Obligations in such order as GBC shall determine; provided that, if no Default or Event of

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

Default has occurred and is continuing, and if no term loan is outstanding hereunder, then Borrower shall not be obligated to remit to GBC the proceeds of the sale of Equipment which is sold in the ordinary course of business, in a good-faith arm's length transaction. Except for the proceeds of the sale of Equipment as set forth above, Borrower shall not commingle proceeds of Collateral with any of Borrower's other funds or property, and shall hold such proceeds separate and apart from such other funds and property and in an express trust for GBC. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

     5.5 NEGATIVE COVENANTS. Except as may be permitted in the Schedule, Borrower shall not, without GBC's prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity*; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except that, provided no Default or Event of Default has occurred and is continuing, Borrower may (a) sell finished Inventory in the ordinary course of Borrower's business, and (b) if no term loan is outstanding hereunder, sell Equipment in the ordinary course of business, in good-faith arm's length transactions; (v) store any Inventory or other Collateral with any warehouseman or other third party; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets**; (viii) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on Borrower or on the prospect of repayment of the Obligations; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity***; (x) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock****; (xii) make any change in Borrower's capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; or (xiii) dissolve or elect to dissolve; or (xiv) agree to do any of the foregoing.

     *EXCEPT PURSUANT TO A REINCORPORATION IN THE STATE OF DELAWARE (PROVIDED THAT, CONCURRENTLY, BORROWER EXECUTES AND DELIVERS TO GBC SUCH DOCUMENTS AND INSTRUMENTS AS ARE NECESSARY TO HAVE THE SURVIVING DELAWARE CORPORATION BOUND BY THIS AGREEMENT AND ALL OTHER DOCUMENTS AND AGREEMENTS RELATING THERETO AND BORROWER DELIVERS SUCH OTHER DOCUMENTS AS ARE REASONABLY REQUESTED BY GBC IN CONNECTION WITH SUCH MERGER)

     +(OTHER THAN FOR STOCK OF THE BORROWER)

     ++(BUT SALES ON TERMS PERMITTING CUSTOMERS TO RETURN DEFECTIVE GOODS OR TO RETURN GOODS AT THE TIME NEW GOODS ARE PURCHASED IN ACCORDANCE WITH "STOCK BALANCING" PROGRAMS OF THE BORROWER IN THE ORDINARY COURSE OF BUSINESS SHALL NOT BE DEEMED TO VIOLATE THIS COVENANT)

     ** (PROVIDED, HOWEVER, BORROWER MAY (A) SELL AND ISSUE TO ITS EMPLOYEES SHARES OF ITS CAPITAL STOCK FOR WHICH SAID EMPLOYEES PAY THE PURCHASE PRICE THEREOF IN INSTALLMENTS, AND (B) MAKE OTHER LOANS TO EMPLOYEES OF BORROWER IN THE ORDINARY COURSE OF BORROWER'S BUSINESS WHICH IN THE AGGREGATE SHALL NOT EXCEED AT ANY TIME $150,000);

     ***(EXCEPT FOR (A) GUARANTEES MADE ON BEHALF OF ANY SUBSIDIARY OF BORROWER IN THE ORDINARY COURSE OF BORROWER'S BUSINESS IN CONNECTION WITH LICENSING TRANSACTIONS BETWEEN SAID SUBSIDIARY AND THIRD PARTIES, PROVIDED SUCH LICENSING TRANSACTIONS ARE OF THE TYPE AND ON TERMS AND CONDITIONS SIMILAR TO THE LICENSING TRANSACTIONS IN WHICH BORROWER ENGAGES DIRECTLY, OR (B) GUARANTEES OF OBLIGATIONS OF GAMES ON-LINE, INC. DBA ENGAGE GAMES ONLINE ("ENGAGE"), NOT TO EXCEED $100,000 IN THE AGGREGATE OF LIABILITIES OF ENGAGE AT ANY ONE TIME;

     ****(EXCEPT THAT BORROWER MAY REPURCHASE STOCK FROM EMPLOYEES, CONSULTANTS AND OTHER SERVICE PROVIDERS OF BORROWER PURSUANT TO AGREEMENTS UNDER WHICH SUCH STOCK WAS ACQUIRED BY SUCH PERSON(S) SUBJECT TO VESTING, FORFEITURE OR OTHER PROVISIONS WHICH ENTITLE BORROWER TO REPURCHASE SUCH STOCK, PROVIDED THAT THE AGGREGATE PAID FOR SUCH STOCK IN ANY FISCAL YEAR DOES NOT EXCEED $500,000);

     5.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against GBC with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to GBC, make available Borrower and its officers, employees and agents, and Borrower's books and records, without charge, to the extent that GBC may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

     5.7 NOTIFICATION OF CHANGES. Borrower will promptly notify GBC in writing of any change in its officers or directors, the opening of any new bank account or other deposit account, and any material adverse change in the business or financial affairs of Borrower.

     5.8 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by GBC, to execute all documents and take all actions, as GBC may deem reasonably necessary or useful in order to perfect and maintain GBC's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

     5.9 INDEMNITY. Borrower hereby agrees to indemnify GBC and hold GBC harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including attorneys' fees), of every nature, character and description, which GBC may sustain or incur based upon or arising out of any of the Obligations, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between GBC and Borrower, any actual or alleged failure of GBC to comply with any writ of attachment or other legal process relating to Borrower or

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by GBC relating to Borrower or the Obligations (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of GBC or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing GBC). Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

6.   TERM.

     6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"); provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date.

     6.2 EARLY TERMINATION. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to GBC; or (ii) by GBC at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by GBC under this Section 6.2, Borrower shall pay to GBC a termination fee (the "Termination Fee") in the amount shown on the Schedule. The Termination Fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

     6.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued based upon an application, guarantee, indemnity or similar agreement on the part of GBC, then on such date Borrower shall provide to GBC cash collateral in an amount equal to * of the face amount of all such letters of credit plus all interest, fees and costs due or (in GBC's estimation) likely to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to GBC's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of GBC's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the discretion of GBC, GBC may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of GBC, nor shall any such termination relieve Borrower of any Obligation to GBC, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, GBC shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be reasonably required to terminate GBC's security interests.

     *100%

7.   EVENTS OF DEFAULT AND REMEDIES.

     7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give GBC immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to GBC by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or (b) Borrower shall fail to pay when due any Loan or any interest thereon or any other monetary Obligation*; or (c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit**; or (d) Borrower shall fail to perform any non-monetary Obligation which by its nature cannot be cured; or (e) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within 5 business days after the date performance is due; or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within *** days after the occurrence of the same; or (g) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (h) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower's business or financial condition****; or (i) dissolution, termination of existence, insolvency or business failure of Borrower or any Guarantor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower or any Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (j) the commencement of any proceeding against Borrower or any Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or (k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or (l) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (m) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits or terminates its subordination agreement; or (n) there shall be a change in the record or beneficial ownership of an aggregate of more than ***** 20% of the outstanding shares of stock of Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of GBC; or (o) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (p) there shall be a material adverse change in Borrower's business or financial condition. GBC may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred.

     *AND SUCH DEFAULT SHALL NOT BE CURED WITHIN THREE (3) BUSINESS DAYS;

     **AND BORROWER SHALL FAIL TO PAY THE EXCESS TO GBC WITHIN THREE (3) BUSINESS DAYS THEREAFTER

     ***FIFTEEN (15)

     ****IF SUCH BREACH HAS NOT BEEN CURED WITHIN TWENTY (20) DAYS AFTER NOTICE FROM GBC

     *****50%

     +which would materially and adversely affect the ability of Borrower to repay the Obligations.

     7.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, and at any time thereafter*, GBC, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes GBC without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as GBC deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should GBC seek to take possession of any of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that GBC retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to GBC at places designated by GBC which are reasonably convenient to GBC and Borrower, and to remove the Collateral to such locations as GBC may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, GBC shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time GBC obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. GBC shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as GBC deems reasonable, or on GBC's premises, or elsewhere and the Collateral need not be located at the place of disposition. GBC may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes GBC to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in GBC's sole discretion, to grant extensions of time to pay, compromise claims and settle Receivables, General Intangibles and the like for less than face value; and (h) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of GBC's rights and remedies, from and after the occur-

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

rence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum*.

     *SO LONG AS SUCH EVENT OF DEFAULT HAS NOT BEEN EITHER CURED OR WAIVED

     7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and GBC agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by GBC, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, GBC may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. GBC shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

     7.4 POWER OF ATTORNEY. Upon the occurrence and during the continuance of any Event of Default, without limiting GBC's other rights and remedies, Borrower grants to GBC an irrevocable power of attorney coupled with an interest, authorizing and permitting GBC (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but GBC agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that GBC may, in its sole discretion, deem advisable in order to perfect and maintain GBC's security interest in the Collateral, or in order to exercise a right of Borrower or GBC, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements; (b) Execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of GBC's Collateral or in which GBC has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien;
(d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into GBC's possession; (e) Endorse all checks and other forms of remittances received by GBC; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give GBC the same rights of access and other rights with respect thereto as GBC has under this Agreement; and (k) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall GBC's rights under the foregoing power of attorney or any of GBC's other rights under this Agreement be deemed to indicate that GBC is in control of the business, management or properties of Borrower.

     7.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by GBC first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by GBC in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as GBC shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to GBC for any deficiency. If GBC, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, GBC shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by GBC of the cash therefor.

     7.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, GBC shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between GBC and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by GBC of one or more of its rights or remedies shall not be deemed an election, nor bar GBC

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of GBC to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

8. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     "Account Debtor" means the obligor on a Receivable.
      --------------

     "Affiliate" means, with respect to any Person, a relative, partner,
      ---------
shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

     "Agreement" and "this Agreement" means this Loan and Security Agreement and
      ----------      --------------
all modifications and amendments thereto, extensions thereof, and replacements therefor.

     "Business Day" means a day on which GBC is open for business.
      ------------

     "Code" means the Uniform Commercial Code as adopted and in effect in the
      ----
State of California from time to time.

     "Collateral" has the meaning set forth in Section 2.1 above.
      ----------

     "Default" means any event which with notice or passage of time or both,
      -------
would constitute an Event of Default.

     "Deposit Account" has the meaning set forth in Section 9105 of the Code.
      ---------------

     "Eligible Inventory" means Inventory which GBC, in its *, deems eligible
      ------------------
for borrowing, based on such ** considerations as GBC may from time to time deem appropriate. Without limiting the fact that the determination of which Inventory is eligible for borrowing is a matter of GBC's discretion, Inventory which does not meet the following requirements will not be deemed to be Eligible Inventory:
Inventory which (i) consists of finished goods, in good, new and salable condition which is not perishable, not obsolete or unmerchantable, and is not comprised of raw materials, work in process, packaging materials or supplies;
(ii) meets all applicable governmental standards; (iii) has been manufactured in compliance with the Fair Labor Standards Act; (iv) conforms in all respects to the warranties and representations set forth in this Agreement; (v) is at all times subject to GBC's duly perfected, first priority security interest; and
(vii) is situated at Borrower's Address or at one of Borrower's other locations set forth on the Schedule.

     *GOOD FAITH BUSINESS JUDGMENT

     **RELEVANT

     "Eligible Receivables" means unconditional Receivables arising in the
      --------------------
ordinary course of Borrower's business from the completed sale of goods or rendition of services, which GBC, in its *,shall deem eligible for borrowing, based on such ** considerations as GBC may from time to time deem appropriate.
***

     *GOOD FAITH BUSINESS JUDGMENT

     **RELEVANT

     ***Without limiting the fact that the determination of which Receivables are eligible for borrowing is a matter of GBC's discretion, the following (the "Minimum Eligibility Requirements") are the minimum requirements for a
 --------------------------------
Receivable to be an Eligible Receivable: (i) the Receivable must not be outstanding for more than 120 days from its invoice date, (ii) the Receivable must not represent progress billings, or be due under a fulfillment or requirements contract with the Account Debtor (provided that installment payments shall be permitted, if disclosed to GBC), (iii) the Receivable must not be subject to any contingencies (including Receivables arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the Account Debtor may be conditional, but sales on terms permitting customers to return defective goods or to return goods at the time new goods are purchased in accordance with "stock balancing" programs of the Borrower in the ordinary course of business shall not be deemed to violate this provision), (iv) the Receivable must not be owing from an Account Debtor with whom the Borrower has any dispute (whether or not relating to the particular Receivable) (and if it is, the Receivable will be considered ineligible to the extent of the amount of the dispute), (v) the Receivable must not be owing from an Affiliate of Borrower, (vi) the Receivable must not be owing from an Account Debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to GBC in its good faith business judgment, or which, fails or goes out of a material portion of its business, (vii) the Receivable must not be owing from an Account Debtor to whom Borrower is or may be liable for goods purchased from such Account Debtor or otherwise (to the extent of the amount of such liability of the Borrower). If more than 50% of the Receivables owing from an Account Debtor are outstanding more than 120 days from their invoice date (without regard to unapplied credits) or are otherwise not eligible Receivables, then all Receivables owing from that Account Debtor will be deemed ineligible for borrowing. GBC may, from time to time, in its discretion, revise the Minimum Eligibility Requirements, upon written notice to the Borrower, provided that in no event shall the 120-day period in clause (i) or the 50% cross-aging clause in the immediately preceding sentence be modfied without the written consent of the Borrower. Notwithstanding the foregoing, if GBC withdraws approval of a particular Account Debtor, so that Receivables owing from such Account Debtor cease to be Eligible, the Receivables

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------
outstanding at the date of the withdrawal shall nevertheless continue to be Eligible Receivables, so long as they comply with the other Minimum Eligibility Requirements.

     "Equipment" means all of Borrower's present and hereafter acquired
      ---------
machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "Event of Default" means any of the events set forth in Section 7.1 of this
      ----------------
Agreement.

     "General Intangibles" means all general intangibles of Borrower, whether
      -------------------
now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against GBC, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Guarantor" means any Person who has guaranteed any of the Obligations.
      ---------

     "Inventory" means all of Borrower's now owned and hereafter acquired goods,
      ---------
merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

     "LIBOR Rate" means (i) the one-month London Interbank Offered Rate for
      ----------
deposits in U.S. dollars, as shown each day in The Wall Street Journal (Eastern Edition) under the caption "Money Rates - London Interbank Offered Rates (LIBOR)"; or (ii) if the Wall Street Journal does not publish such rate, the offered one-month rate for deposits in U.S. dollars which appears on the Reuters Screen LIBO Page as of 10:00 a.m., New York time, each day, provided that if at
                                                            --------
least two rates appear on the Reuters Screen LIBO Page on any day, the "LIBOR Rate" for such day shall be the arithmetic mean of such rates; or (iii) if the Wall Street Journal does not publish such rate on a particular day and no such rate appears on the Reuters Screen LIBO Page on such day, the rate per annum at which deposits in U.S. dollars are offered to the principal London office of The Chase Manhattan Bank, in the London interbank market at approximately 11:00 A.M., London time, on such day in an amount approximately equal to the outstanding principal amount of the Loans, for a period of one month, in each of the foregoing cases as determined in good faith by GBC, which determination shall be conclusive absent manifest error.

     "Obligations" means all present and future Loans, advances, debts,
      -----------
liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to GBC, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by GBC in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, loan fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and GBC.

     "Permitted Liens" means the following: (i) purchase money security
      ---------------
interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens which are subordinate to the security interest in favor of GBC and are consented to in writing by GBC (which consent shall not be unreasonably withheld); (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended,

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods*. GBC will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on GBC's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of GBC, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

     * (IX) PRESENT SECURITY INTERESTS SECURING THE PRESENTLY OUTSTANDING SUBORDINATED SECURED NOTES OF BORROWER.

     "Person" means any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

     "Receivables" means all of Borrower's * now owned and hereafter acquired
      -----------
accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

     *AND THE UK SUBSIDIARY'S (AS DEFINED IN THE SCHEDULE)

     Other Terms.  All accounting terms used in this Agreement, unless otherwise
     -----------
indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.   GENERAL PROVISIONS.

     9.1 INTEREST COMPUTATION. In computing interest on the Obligations, all checks, wire transfers and other items of payment received by GBC (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by GBC on account of the Obligations three Business Days after receipt by GBC of immediately available funds. GBC shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to GBC in its discretion, and GBC may charge Borrower's Loan account for the amount of any item of payment which is returned to GBC unpaid.

     9.2 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in GBC's sole discretion reversed and re-applied, to the Obligations, in such order and manner as GBC shall determine in its sole discretion.

     9.3 CHARGES TO ACCOUNT. GBC may, in its discretion, require that Borrower pay monetary Obligations in cash to GBC, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans.

     9.4 MONTHLY ACCOUNTINGS. GBC shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by GBC), unless Borrower notifies GBC in writing to the contrary within * sixty days after each account is rendered, describing the nature of any alleged errors or admissions.

     * 180

     9.5 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to GBC or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one business day following delivery to the private delivery service, or two business days following the deposit thereof in the United States mail, with postage prepaid.

     9.6 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

     9.7 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and GBC and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral
                                                          -----------------
understandings, representations or agreements between the parties which are not
-------------------------------------------------------------------------------
set forth in this Agreement or in other written agreements signed by the parties
--------------------------------------------------------------------------------
in connection herewith.
-----------------------

     9.8 WAIVERS. The failure of GBC at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and GBC shall not waive or diminish any right of GBC later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

or in the future executed by Borrower and delivered to GBC shall be deemed to have been waived by any act or knowledge of GBC or its agents or employees, but only by a specific written waiver signed by an authorized officer of GBC and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by GBC on which Borrower is or may in any way be liable, and notice of any action taken by GBC, unless expressly required by this Agreement.

     9.9 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of GBC.

     9.10 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

     9.11 ATTORNEYS FEES AND COSTS. Borrower shall reimburse GBC for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by GBC, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs GBC incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce GBC's security interest in, the Collateral; and otherwise represent GBC in any litigation relating to Borrower. If either GBC or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which GBC may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

     9.12 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and GBC; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of GBC, and any prohibited assignment shall be void. No consent by GBC to any assignment shall release Borrower from its liability for the Obligations.

     9.13 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

     9.14 LIMITATION OF ACTIONS. Any claim or cause of action by Borrower against GBC, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Loan Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by GBC, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within *, and the service of a summons and complaint on an officer of GBC, or on any other person authorized to accept service on behalf of GBC, within ** days thereafter. Borrower agrees that such *** is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The *** one-year period provided herein shall not be waived, tolled, or extended except by the written consent of GBC in its sole discretion. This provision shall survive any termination of this Loan Agreement or any other present or future agreement.

     *TWO YEARS AFTER SUCH CLAIM OR CAUSE OF ACTION ACCRUES

     **SIXTY (60)

     ***TWO-YEAR

     9.15 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. Borrower and GBC acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against GBC or Borrower under any rule of construction or otherwise.

     9.16 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of GBC and Borrower shall be governed by the laws of the State of California. As a material part of the consideration to GBC to enter into this Agreement, Borrower (i) agrees that all actions and pro-

               GREYROCK BUSINESS CREDIT              LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

ceedings relating directly or indirectly to this Agreement shall, at GBC's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding. *

     *  9.16A  CONFIDENTIALITY.  GBC agrees to exercise reasonable care to
               ---------------
maintain the confidentiality of all proprietary, confidential or trade secret information disclosed pursuant to Sections 4.3, 5.2 or 5.3 hereof, and any such other information which is identified as "confidential" by Borrower and provided to GBC by Borrower in connection with this Agreement, and GBC shall not use any such information for any purpose or in any matter other than pursuant to the terms contemplated by this Agreement, except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by GBC, or (ii) was or became available on a non-confidential basis from a source other than Borrower, provided that such source is not bound by a confidentiality agreement with Borrower known to GBC; provided, however, that GBC may disclose such information (A) at the request or pursuant to any requirement of any governmental agency to which GBC is subject or in connection with an examination of GBC by any such agency; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable law; (D) to the extent reasonably required in connection with the exercise of any remedy hereunder; and (E) to GBC's independent auditors, attorneys and other professional advisors, provided such auditors, attorneys and professional advisors agree to keep such information confidential to the same extent required of GBC hereunder.

     9.17 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND GBC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

BORROWER:

     INTERPLAY PRODUCTIONS


     BY [SIGNATURE ILLEGIBLE]
        ------------------------------
         PRESIDENT OR VICE PRESIDENT

     BY [SIGNATURE ILLEGIBLE]
        ------------------------------
         SECRETARY OR ASS'T SECRETARY

     INTERPLAY OEM, INC.


     BY [SIGNATURE ILLEGIBLE]
        -------------------------------
         PRESIDENT OR VICE PRESIDENT

     BY [SIGNATURE ILLEGIBLE]
        -------------------------------
            ASS'T SECRETARY

GBC:

     GREYROCK BUSINESS CREDIT,
     A DIVISION OF NATIONSCREDIT COMMERCIAL
     CORPORATION


     BY [SIGNATURE ILLEGIBLE]
        --------------------------------
     TITLE Vice President
           -----------------------------
46,335-6

--------------------------------------------------------------------------------

[LOGO OF GREYROCK BUSINESS APPEARS HERE]

                                  SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT


BORROWER(S):   INTERPLAY PRODUCTIONS
               INTERPLAY OEM, INC.


DATE:          JUNE 16, 1997

This Schedule is an integral part of the Loan and Security Agreement between GREYROCK BUSINESS CREDIT, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION ("GBC") and the above-borrower ("Borrower") of even date.

================================================================================

1.   CREDIT LIMIT
     (Section 1.1):      An amount not to exceed the lesser of (1) or (2) below:


                         (1)  $20,000,000  at any one time outstanding; or

                         (2)  an amount equal to


                              (i) 65% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above), plus 65% of the amount of the Eligible Receivables (as defined in Section 8 above) of Interplay Productions Limited (U.K.) (the AUK Subsidiary@), which Borrower represents is a wholly-owned subsidiary of Interplay Productions (the "Parent"), plus

                              (ii) the lesser of (A) 100% of the Value of Borrower's Eligible Inventory (as defined in
                              Section 8 above), consisting of "Interplay Titles" (i.e. software titles as to which Borrower is the publisher and does marketing and manufacturing) and 20% of the Value of Borrower's Eligible Inventory (as defined in Section 8 above), consisting of "Affiliate Titles" (i.e. software titles as to which Borrower is not the publisher and does not do marketing and manufacturing) or
                              (B) $5,000,000. "Value", as used herein, means the lower of cost or wholesale market value.



                         The UK Subsidiary shall provide a cross-corporate guarantee and first-priority security interests in its Receivables and other assets prior to the making of any Loans with respect to the same. In order to be Eligible Receivables, the UK Subsidiary's Receivables (the AUK Receivables@) shall be billed from and payable to offices in the UK (even though bills may be sent to, and payments may be remitted from, other countries). Currencies in which Receivables are denominated shall be acceptable to GBC in its sole discretion.

GREYROCK BUSINESS CREDIT           SCHEDULE          LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                         Loans will be made separately to each Borrower based on the Receivables and Inventory of each Borrower. Loans based on the UK Receivables will be made to the Parent.

================================================================================

2. INTEREST.

     INTEREST RATE (Section 1.2):

                         The interest rate in effect throughout each calendar month during the term of this Agreement shall be the highest "LIBOR Rate" in effect during such month, plus 4.87% per annum, provided that the interest rate in effect in each month shall not be less than 8% per annum, and provided that the interest charged for each month shall be a minimum of $20,000, regardless of the amount of the Obligations outstanding. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "LIBOR Rate" has the meaning set forth in Section 8 above.

================================================================================

3. FEES (Section 1.3/Section 6.2):

     Loan Fee:           $200,000, payable concurrently herewith.

     Termination Fee:    $2,000 per month for each month (or portion thereof)
                         from the effective date of termination to the Maturity
                         Date

     NSF Check Charge:   $15.00 per item.

     Wire Transfers:     $15.00 per transfer.

================================================================================

4. MATURITY DATE
  (Section 6.1):         MAY 31, 1998, subject to automatic renewal as provided
                         in Section 6.1 above, and early termination as provided in Section 6.2 above.

================================================================================

5. REPORTING.
   (Section 5.2):

                    Borrower shall provide GBC with the following:

                    1. Annual financial statements, as soon as available, and in any event within 120 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to GBC.

                    2. Quarterly unaudited financial statements, as soon as available, and in any event within 45 days after the end of each fiscal quarter of Borrower.

                    3. Monthly unaudited financial statements, as soon as available, and in any event within 30 days after the end of each month.

GREYROCK BUSINESS CREDIT           SCHEDULE          LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                    4. Monthly Receivable agings, aged by invoice date, within 10 days after the end of each month.

                    5. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within 10 days after the end of each month.

                    6. Monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with generally accepted accounting principles) or such other inventory reports as are reasonably requested by GBC, all within 30 days after the end of each month.

================================================================================

6. BORROWER INFORMATION:

     PRIOR NAMES OF
     BORROWER
     (Section 3.2):                See Exhibits hereto

     PRIOR TRADE
     NAMES OF BORROWER
     (Section 3.2):                See Exhibits hereto

     EXISTING TRADE
     NAMES OF BORROWER
     (Section 3.2):                See Exhibits hereto

     OTHER LOCATIONS AND
     ADDRESSES (Section 3.3):      See Exhibits hereto

     MATERIAL ADVERSE
     LITIGATION (Section 3.10):    See Exhibits hereto

================================================================================

7. ADDITIONAL PROVISIONS:

     7.1 CORPORATE STRUCTURE. BORROWERS represent and warrant that their corporate structure is as follows: Interplay Productions (the "Parent") owns 100% of the outstanding stock of the UK Subsidiary and Interplay OEM, Inc., 91% of the outstanding stock of Shiny Entertainment, Inc. ("Shiny") and 100% of the outstanding stock of Interplay Co., Ltd. (a Japanese company) (the "Japanese Subsidiary"). The Japanese Subsidiary does not and will not do business in the United States and does not and will not own any assets in the United States. The UK Subsidiary, Interplay OEM, Inc., Shiny and Interplay Co., Ltd. have no subsidiaries. The Parent has no other subsidiaries, other than as set forth above.

     7.2 AFFILIATE GUARANTIES. Concurrently, Borrowers shall cause the UK Subsidiary to execute and deliver to GBC a Continuing Guarantee with respect to all of the Obligations and security agreements, UCC-1 Financing Statements and all such other documents as shall be necessary, in GBC's judgment, to grant GBC a first priority security interest in all of its assets, all of which shall be on such form as GBC shall specify.

     7.3 PLEDGE OF SHINY STOCK. Concurrently, the Parent shall execute and deliver to GBC a Stock Pledge Agreement pledging not less than 91% of the outstanding stock of

GREYROCK BUSINESS CREDIT           SCHEDULE          LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

     Shiny, in such form as GBC shall specify, and shall deliver to GBC certificates evidencing such shares together with duly executed stock powers with respect thereto. Throughout the term of this Agreement, said pledged stock shall continue to represent not less than 91% of the outstanding stock of Shiny, except for reductions in such percentage as a result of the exercise of employee stock options.

     7.4 COPYRIGHT FILINGS. Concurrently, Borrowers are executing and delivering to GBC a Security Agreement in Copyrighted Works (the "Copyright Agreement"). Borrower represents and covenants as follows:


          (a)  Future Owned Software.  Borrower shall register with the United
               ----------------------
     States Copyright Office (the "Copyright Office") all future software, computer programs and other material works of authorship subject to United States copyright protection ("Copyrights") which are hereafter owned, developed or acquired by the Borrower, within 30 days after the date the same are first owned, developed or acquired, and Borrower shall, within said 30-day period cause the Copyright Agreement to be amended to include such Copyrights, and cause such amendment to be filed in the Copyright Office.

          (b)  Future Licensed Software.  Borrower shall cause all Copyrights
               -------------------------
     hereafter licensed by the Borrower as a licensee, which give rise to Receivables and as to which Borrower has exclusive publishing rights in the United States, to be registered by the owner thereof with the Copyright Office, within 30 days after the date the same is licensed by the Borrower, and Borrower shall, within said 30-day period cause its license or a memorandum thereof to be filed in the Copyright Office and cause the Copyright Agreement to be amended to include such license, and cause such amendment to be filed in the Copyright Office.

          (c)  All Owned and Licensed Software.  From the date hereof to and
               --------------------------------
     including November 29, 1997, not less than 50% of all Eligible Receivables arising from the sale or licensing of Copyrights ("Copyright Receivables") shall arise from the sale or licensing of Copyrights which have been registered with the United States Copyright Office, and which are expressly included in the Copyright Agreement filed with the Copyright Office; (iii) on and after November 30, 1997 not less than 70% of all Copyright Receivables shall arise from the sale or licensing of Copyrights which have been registered with the United States Copyright Office, and which are expressly included in the Copyright Agreement filed with the Copyright Office.

          (d)  Shiny.  Parent has filed in the Copyright Office its license
               ------
     rights to Shiny's products pursuant to Product Agreement between Parent and Shiny dated July 24, 1995 (the "Shiny Exclusive Output Agreement"), and Parent's license rights thereunder shall be included in the Copyright Agreement filed with the Copyright Office. In addition, concurrently, Borrower shall provide GBC with an agreement by Shiny, in form and substance satisfactory to GBC, pursuant to which Shiny agrees not to modify the Shiny Exclusive Output Agreement in such manner as to materially increase the amount of advances, minimum guarantees, royalties or other payments to be made by Parent to Shiny or to reduce materially of otherwise adversely and materially affect any rights or obligations of Parent under the Shine Exclusive Output Agreement, without GBC's prior written consent.


     7.5 BAILEE AGREEMENTS. Concurrently, Borrowers shall cause Ditan, IPC, Omni Resources, Advance Paper Box, Banta and Future Media to execute and deliver Bailee Agreements in such form as GBC shall specify.

     7.6 SUBORDINATED DEBT HOLDER AGREEMENTS. Within 30 days after the date hereof, Borrower shall obtain and deliver to GBC (i) copies of signed Subordination Agreements

GREYROCK BUSINESS CREDIT           SCHEDULE          LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

     in favor of Imperial Bank in the form previously provided by the Borrower to GBC, and (ii) signed Subordinated Debt Holder Agreements, in the form provided to the Borrower by GBC, in each case, executed by the holders of not less than 90% of the Parent's presently outstanding Subordinated Secured Notes.

     7.7  UK RECEIVABLES-STREAMLINE PROVISIONS.

          (a)  Borrowing Base Certificate.  Daily reporting of transactions and
               --------------------------
     daily schedules and assignments of Receivables and schedules of collections, called for by Section 4.3 of this Loan Agreement, will not be required with respect to the UK Receivables. Instead, the Borrower shall provide GBC with a monthly Borrowing Base Certificate, in such form as GBC shall from time to time specify, within 10 days after the end of each month, with respect to the UK Receivables.

          (b)  Proceeds of Receivables.  Delivery of the proceeds of Receivables
               -----------------------
     within one business day after receipt, as called for by Sections 4.4 and
     5.4 of this Loan Agreement will not be required with respect to the UK Receivables.

          (c)  Termination of Streamline Provisions on Default.  The provisions
               ------------------------------------------------
     of Sections 7.6 (a) and 7.6 (b) above shall immediately terminate if any Event of Default occurs and is continuing. Upon termination of said provisions, the Borrower shall, then and thereafter, provide GBC with the daily reporting of transactions and daily schedules and assignments of the UK Receivables and schedules of collections, as called for by Section 4.3 of the Loan Agreement, and the Borrower shall cause the UK Subsidiary to deliver all proceeds of UK Receivables and other Collateral to GBC, within one business day after receipt, as called for by Sections 4.4 and 5.4 of this Loan Agreement.

     7.8  FOREIGN LAW PROVISIONS.

          (a)  No Reduction of Payments.  The Borrower shall pay all amounts of
               ------------------------
     principal, interest, fees and other amounts due under this Agreement free and clear of, and without reduction for or on account of, any present and future taxes, levies, imposts, duties, fees, assessments, charges, deductions or withholdings and all liabilities with respect thereto (excluding, in the case of GBC, income and franchise taxes imposed on it by the jurisdiction under the laws of which GBC is organized or in which its principal executive offices may be located or any political subdivision or taxing authority thereof or therein) (all such nonexcluded taxes, levies, imposts, duties, fees, assessments, charges, deductions, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Taxes shall be required by law to be deducted or withheld from any payment, the Borrower shall increase the amount paid so that GBC receives when due (and is entitled to retain), after deduction or withholding for or on account of such Taxes (including deductions or withholdings applicable to additional sums payable under this Section), the full amount of the payment provided for in this Agreement.

          (b)  Deduction or Withholding; Tax Receipts.  If the Borrower makes
               --------------------------------------
     any payment hereunder in respect of which it is required by law to make any deduction or withholding, it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and promptly thereafter shall furnish to GBC an original or certified copy of a receipt evidencing payment thereof, together with such other information and documents as GBC may reasonably request. If no Taxes are payable in respect of any payment hereunder or in connection herewith, the Borrower shall, upon request of GBC, furnish to GBC a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to GBC, in either case stating that such payment is exempt from or not subject to Taxes.

GREYROCK BUSINESS CREDIT           SCHEDULE          LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

          (c)  Indemnity.  Without limiting any other provisions of this
               ---------
     Agreement, if GBC is required by law to make any payment on account of Taxes, or any liability in respect of any Tax is imposed, levied or assessed against GBC, the Borrower shall indemnify GBC for and against such payment or liability, together with any incremental taxes, interest or penalties, and all costs and expenses, payable or incurred in connection therewith, including Taxes imposed on amounts payable under this Section 7.8, whether or not such payment or liability was correctly or legally asserted. A certificate of GBC as to the amount of any such payment shall, in the absence of manifest error, be conclusive and binding for all purposes.

          (d)  Other Charges.  Without limiting any other provisions of this
               -------------
     Agreement, the Borrower agrees to indemnify GBC against and hold it harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of the Loan Documents.

          (e)  Obligation to Make Payments in Dollars.  Payment in United States
               --------------------------------------
     Dollars ("Dollars") of all amounts due under this Loan Agreement and all other present and future documents, instruments and agreements relating hereto (with this Loan Agreement, the "Loan Documents") is of the essence, and Dollars shall be the currency of account in all events. The payment obligations of the Borrower under the Loan Documents shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to Dollars and transfer to GBC under normal banking procedures (after premium and costs of exchange) does not yield the amount of Dollars due under the Loan Documents. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in Dollars into another currency (the "Other Currency"), the rate of exchange used shall be that at which in accordance with normal banking procedures GBC could purchase Dollars with the Other Currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to GBC under the Loan Documents shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that on the Business Day following receipt by GBC of any sum adjudged to be so due in the Other Currency, GBC may in accordance with normal banking procedures purchase Dollars with the Other Currency; if the Dollars so purchased are less than the sum originally due GBC in Dollars, the Borrower agrees, as a separate and independent obligation and notwithstanding any such judgment, to indemnify GBC against such loss,

GREYROCK BUSINESS CREDIT           SCHEDULE          LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

     and if the Dollars so purchased exceed the sum originally due to GBC in Dollars, GBC agrees to remit to the Borrower such excess."

Borrower:                               GBC:

 INTERPLAY PRODUCTIONS                  Greyrock Business Credit,
                                        a Division of NationsCredit Commercial
                                        Corporation

 By /s/ Christopher J. Kilpatrick
   -------------------------------
     President or Vice President        By /s/ Lisa Nagano
                                          --------------------------------------
                                        Title V.P.
                                             -----------------------------------
 By /s/ Steven Camps
   -------------------------------
     Ass't Secretary

Borrower:

 INTERPLAY OEM, INC.


 By /s/ Jill S. Goldworn
   -------------------------------
     President or Vice President


 By /s/ Lisa A. Latham
   -------------------------------
     Ass't Secretary

                                  Exhibit A-1
                                      To
                      Schedule to Loan Security Agreement
                           Greyrock Business Credit
                Interplay Productions and Interplay OEMS, Inc.


6.   BORROWER INFORMATION

     PRIOR NAMES OF BORROWER
     (SECTION 3.2)

     Interplay Productions
     ---------------------

          Frank Fargo Corp.

     Interplay OEM, Inc.
     -------------------

          None

                                  Exhibit A-2
                                      To
                      Schedule to Loan Security Agreement
                           Greyrock Business Credit
                Interplay Productions and Interplay OEMS, Inc.


     PRIOR TRADE NAMES OF BORROWER
     (SECTION 3.2)

     Interplay Productions
     ---------------------

          None

     Interplay OEM, Inc.
     -------------------

          None

                                  Exhibit A-3
                                      To
                      Schedule to Loan Security Agreement
                           Greyrock Business Credit
                Interplay Productions and Interplay OEMS, Inc.


     EXISTING TRADE NAMES OF BORROWER
     (SECTION 3.2)

     Interplay Productions
     ---------------------

          Brainstorm
          VR Sports
          I.O.L.
          MacPlay
          Digital Voodoo
          Interplay Pictures

     Interplay OEM, Inc.
     -------------------

          Interplay Licensing & Merchandising

                                  Exhibit A-4
                                      To
                      Schedule to Loan Security Agreement
                           Greyrock Business Credit
                Interplay Productions and Interplay OEMS, Inc.


     OTHER LOCATIONS AND ADDRESSES
     (SECTION 3.3)

     Interplay Productions
     ---------------------

          Interplay Productions
          16795, 16815 and 16845 Von Karman Avenue
          Irvine, CA 92606

          IPC
          9400 Jeronimo Road
          Irvine, CA 92718

          Ditan
          3317 Ardin Road
          Hayward, CA 94545

          Advance Paper Box
          6100 S. Gramercy Place
          Los Angeles, CA 90047

          Omni Resources
          590 Brennan Street
          San Jose, CA 92618

          Banta Global Turnkey
          3351 Jeronimo Road
          Irvine, CA 92618

          Future Media
          25136 Anza Drive
          Valencia, CA 91355

     Interplay OEM, Inc.
     ------------------

          Same as above

                                  Exhibit A-5
                                      To
                      Schedule to Loan Security Agreement
                           Greyrock Business Credit
                Interplay Productions and Interplay OEMS, Inc.


     MATERIAL ADVERSE LITIGATION
     (SECTION 3.10)

     Interplay Productions
     ---------------------

          1.   David Weinstock dba The Chessworks Studio.  Interplay received a
               -----------------------------------------
          letter dated November 4, 1996. The Chessworks Studio alleges that Interplay's use of the mark "Chess Mates" may infringe its rights to the mark "The Chess Mate." The Chessworks Studio and Interplay are currently in discussions to resolve the matter. The Company does not believe that this dispute will have a material adverse impact on the Company or its financial condition or business

     Interplay OEM, Inc.
     ------------------

          None

                       [LOGO OF INTERPLAY APPEARS HERE]

                                 June 19, 1997



Greyrock Business Credit
a Division of NationsCredit Commercial Corporation
10880 Wilshire Boulevard, Suite 950
Los Angeles, CA  90024

     Re:  Interplay Productions
          ---------------------

Gentlemen:

     In order to facilitate the closing of the Loan and Security Agreement transaction between Interplay Productions, a California corporation ("Parent"), Interplay OEM, Inc., a California corporation ("OEM"), and Greyrock Business Credit, a division of NationsCredit Commercial Corporation ("Greyrock"), the parties have executed the transaction documents with certain points still outstanding. The parties agree under this side letter to the final modifications to the definitive transaction documents as follows:

SCHEDULE TO LOAN AND SECURITY AGREEMENT
---------------------------------------

Section 7.6.  Section 7.6 of the Schedule to Loan and Security Agreement is
-----------
hereby amended and restated in its entirety to read as follows:

           (a) Borrower represents and warrants to GBC that the principal amount of the presently outstanding Subordinated Secured Promissory Notes of the Parent (the "Notes") is $14,803,000 and that the holders of approximately $9,100,000 of the Notes previously signed subordination and standstill agreements in favor of Imperial Bank. Within 30 days of the date hereof, Borrower shall obtain and deliver to GBC Subordinated Debt Holder Agreements ("SDH Agreements"), in the form provided to the Borrower by GBC, executed by the holder of not less than 20% in principal amount of the Notes; and within 60 days hereof, Borrower shall obtain and deliver to GBC SDH Agreements executed by the holders of an additional 20% in principal amount of the Notes; and within 90 days after the date hereof, Borrower shall obtain and deliver to GBC SDH Agreements, executed by the holders of an additional 20% in principal amount of the Notes, so that within 90 days after the date hereof GBC will have signed SDH Agreements from the holders of a total of at least 60% in principal amount of the Notes.

Greyrock Business Credit
A Division of NationsCredit Commercial Corporation
June 19, 1997
Page 2

          (b) In addition, Borrower shall use its diligent efforts to obtain subordination and standstill agreements in favor of GBC from the holders of Notes who did not previously sign Subordination Agreements in favor of Imperial Bank (the "Non-signing Holders"), in substantially the Imperial Bank form, within 90 days after the date hereof. In the event any of the Non-signing Holders, who have not signed such subordination and standstill agreements in favor of GBC, take any actions which would be prohibited by such subordination and standstill agreements if they had signed them, the same shall constitute an Event of Default hereunder.

PLEDGE AGREEMENT
----------------

Section 3.  Add the following words at the end of Section 3 to the Pledge
---------
Agreement:

     "other than as set forth in the Shareholders Agreement dated July 24, 1995 between Pledgor, and Shiny Entertainment, Inc. and David Perry as modified by that certain letter agreement dated June [16], 1997."

Section 4.  Add to Section 4 at the top of Page 2, commencing in the first line
---------
on that page replace the words commencing with "due" and ending with "event of default," to read as follows:

     "due, or within any applicable cure period, part or all of any of the Obligations, or any event of default"

Section 5.  Add to Section 5 at the top of page 2, in the fourth line on that
---------
page between the words "thereafter" and "GBC shall," the words:

     "so long as such Event of Default has not been either cured or waived,"

Exhibit A.  The blank on Exhibit A should be completed so that the Exhibit
---------
reads:

     "8,500,000 shares of Common Stock of Shiny Entertainment, Inc."

CROSS-CORPORATE CONTINUING GUARANTY
-----------------------------------

Section 3.  On page 2, in Section 3, at the twelfth through eighteenth lines,
---------
delete the words:

     "or any failure of GBC to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by GBC to dispose of

Greyrock Business Credit
A Division of NationsCredit Commercial Corporation
June 19, 1997
Page 3

     any property securing any or all of the Indebtedness in a commercially reasonable manner;"

Section 7.  On page 3, in Section 7, at the seventh through eighth lines, delete
---------
the words "default or".

Section 9.  On page 3, in Section 9, at the seventh line, between the words
---------
"indebtedness." and "No payment", insert the words:

     "Except as permitted by the Loan Agreement,"

Section 16.  On page 5, in Section 16, commencing with the sixteenth line,
----------
replace the section which begins with "one year after" and ends with "such one year period" to read as follows:

     "within two years after such claim or cause of action accrues, and service of a summons and complaint on an officer of GBC or any other person authorized to accept service of process on behalf of GBC, within 60 days thereafter, Guarantor agrees that such two-year period"

TRADEMARK SECURITY AGREEMENT FOR PARENT
---------------------------------------

Section 3.3.  On page 3, immediately before the first sentence of that section,
-----------
insert the words:

     "Except as provided in the Loan Documents,"

SECURITY AGREEMENT IN COPYRIGHTED WORKS
---------------------------------------

Section 2(b).  On page 2 in Section 2(b), delete from the first line the words
------------
"non-exclusive".

Section 2(d).  On page 2 in Section 2(d), add the following words after the word
------------
"Grantor" at the end of that section:

     "; provided such Schedules also include copyrights licensed by Grantor."

Section 3(d).  On page 3, in Section 3(d), in the second line between the words
------------
"contractors," and "to assign", insert the words:

     "who develop products on a "work for hire" basis"

Greyrock Business Credit
A Division of NationsCredit Commercial Corporation
June 19, 1997
Page 4

     Please countersign this side letter confirming the agreement of Greyrock to the modifications to the Loan Documents expressly provided by Parent and OEM on this side letter.

                                  Sincerely yours,

                                  INTERPLAY PRODUCTIONS, a California
                                  corporation


                                  By: /s/ Steven Camps
                                     ----------------------------------------
                                     Steven "Chuck" Camps,
                                     Chief Financial Officer, Chief Operating
                                     Officer and Assistant Secretary



                                  INTERPLAY OEM, INC., a California
                                  corporation


                                  By: /s/ Steven Camps
                                     ----------------------------
                                     Steven "Chuck" Camps,
                                     Chief Financial Officer


AGREED & ACCEPTED:

GREYROCK BUSINESS CREDIT, a division
of NationsCredit Commercial Corporation


By: /s/ Lisa Nagano
    ---------------------

Its: Vice President
     --------------------

________________________________________________________________________________

[LOGO OF GREYROCK BUSINESS CREDIT APPEARS HERE]

                          AMENDMENT TO LOAN DOCUMENTS

BORROWER(S):   INTERPLAY PRODUCTIONS
               INTERPLAY OEM, INC.

ADDRESS:       16815 VON KARMAN AVE.
               IRVINE, CA  92606

DATE:          SEPTEMBER 10, 1997

     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrowers named above (jointly and severally, the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated JUNE 16, 1997 (as amended, the "Loan Agreement") as follows, effective on the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. INCREASE IN CREDIT LIMIT. Section 1(1) of the Schedule to the Loan Agreement, which presently reads "(1) $20,000,000 at any one time outstanding; or" is amended to read as follows:

     "(1) An amount equal to the "Dollar Limit" (as defined below); or"

and the following is added at the end of Section 1 of the Schedule:

     "As used herein 'Dollar Limit' means the following amounts during the following periods:

     From September 10, 1997 to and including October 30, 1997    $30,000,000

     From October 30, 1997 to and including January 31, 1998      $25,000,000

     From January 31, 1998 to and including February 28, 1998     $22,500,000

          GREYROCK BUSINESS CREDIT                 AMENDMENT TO LOAN DOCUMENTS
       ------------------------------------------------------------------------

     From February 28, 1998 and thereafter                        $20,000,000"

     2. LETTER OF CREDIT FACILITY. Borrower and GBC are concurrently entering into a Letter of Credit Agreement, providing for a temporary letter of credit facility for the Borrower.

     3. FEE. In consideration for GBC entering into this Amendment and the Letter of Credit Agreement, the Borrower shall concurrently pay GBC a fee in the amount of $75,000, which shall be non-refundable and in addition to all interest and other fees payable to GBC under the Loan Documents. GBC is authorized to charge said fee to Borrower's loan account.

     4. REPRESENTATIONS TRUE. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                    GBC:

 INTERPLAY PRODUCTIONS                       GREYROCK BUSINESS CREDIT,
                                             a Division of NationsCredit
                                             Commercial Corporation
By /s/ Steven Camps
   ---------------------------
   President or Vice President
                                             By  /s/ Lisa Nagano
                                                -----------------------------
                                             Title    VP
                                                  ---------------------------

Borrower:

 INTERPLAY OEM, INC.

 By /s/ Steven Camps
    --------------------------
     Secretary/CFO

                          AMENDMENT TO LOAN DOCUMENTS

BORROWER(S):   INTERPLAY PRODUCTIONS
               INTERPLAY OEM, INC.

DATE:          FEBRUARY 26, 1998


     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower").

     The Parties agree to amend the Loan and Security Agreement between them, dated June 16, 1997 (the "Loan Agreement"), as modified by that certain Letter Agreement dated June 19, 1997 (the "Letter Agreement"), as follows. (This Amendment, the Loan Agreement, the Letter Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

     1. INCREASE IN CREDIT LIMIT. The portion of Section 1 of the Schedule, which presently reads as follows:

     "1. CREDIT LIMIT (Section 1.1): An amount not to exceed the lesser of (1) or (2) below:

       "(1) An amount equal to the "Dollar Limit" (as defined below); or

       "(2) an amount equal to

               "(i) 65% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above), plus 65% of the amount of the Eligible Receivables (as defined in Section 8 above) of Interplay Productions Limited (U.K.) (the 'UK Subsidiary'), which Borrower represents is a wholly-owned subsidiary of Interplay Productions (the 'Parent'), plus

               "(ii) the lesser of (A) 100% of the Value of Borrower's Eligible Inventory (as defined in Section 8 above), consisting of 'Interplay Titles' (i.e. software titles as to which Borrower is the publisher and does marketing and manufacturing) and 20% of the Value of Borrower's Eligible Inventory (as defined in Section 8 above), consisting of 'Affiliate Titles' (i.e. software titles as to which Borrower is not the publisher and

GREYROCK BUINESS CREDIT                           AMENDMENT TO LOAN DOCUMENTS
-------------------------------------------------------------------------------

          does not do marketing and manufacturing) or (B) $5,000,000. 'Value', as used herein, means the lower of cost or wholesale market value."

          "As used herein 'Dollar Limit' means the following amounts during the following periods:

          "From September 10, 1997 to and including October 30,     $30,000,000
          1997

          "From October 30, 1997 to and including January 31,       $25,000,000
          1998

          "From January 31, 1998 to and including February 28,      $22,500,000
          1998

          "From February 28, 1998 and thereafter                    $20,000,000"


is amended to read as follows:

     "1. CREDIT LIMIT (Section 1.1): An amount not to exceed the lesser of (1) or (2) below:

          "(A) an amount equal to the 'Dollar Limit' (as defined below) at any one time outstanding; or

          "(B) an amount equal to

               "(1) 65% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above), plus 65% of the amount of the Eligible Receivables (as defined in Section 8 above) of Interplay Productions Limited (U.K.) (the 'UK Subsidiary'), which Borrower represents is a wholly-owned subsidiary of Interplay Productions (the 'Parent'),

               "Plus

               "(2) the lesser of (A) 100% of the Value of Borrower's Eligible Inventory (as defined in Section 8 above), consisting of 'Interplay Titles' (i.e. software titles as to which Borrower is the publisher and does marketing and manufacturing) and 20% of the Value of Borrower's Eligible Inventory (as defined in Section 8 above), consisting of 'Affiliate Titles' (i.e. software titles as to which Borrower is not the publisher and does not do marketing and manufacturing) or (B) $5,000,000. 'Value', as used herein, means the lower of cost or wholesale market value."

               "Plus

               "(3) The 'Permitted Overadvance Amount' (as defined below).

               "As used above, 'Dollar Limit' shall mean the following amounts during the following periods:

               "Present to August 30, 1998                         $35,000,000

               "August 31, 1998 to December 30, 1998               $30,000,000

     GREYROCK BUSINESS CREDIT                     AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------

               "December 31, 1998 to May 31, 1999 and
               thereafter                                          $25,000,000

          "As used above, 'Permitted Overadvance Amount' shall mean the following amounts during the following periods:

               "Present to June 29, 1998                           $10,000,000

               "June 30, 1998                                              -0-

               "July 1, 1998 to August 30, 1998                    $10,000,000

               "August 31, 1998 to December 30, 1998               $ 5,000,000

               "December 31, 1998 to May 31, 1999 and
               thereafter                                                  -0-

          "It is a material part of the agreement between GBC and Borrower that the Permitted Overadvance Amount be reduced to zero on June 30, 1998 and on the other dates shown above, and that the Dollar Limit and Permitted Overadvance Amounts be reduced as set forth above on the dates set forth above, and any failure to do so shall constitute an Event of Default."

     2. EXTENSION. The date "May 31, 1998" in Section 4 of the Schedule is hereby amended to read "May 31, 1999".

     3.   FEE.

          (a) In consideration for GBC entering into this Amendment, the Borrower shall pay GBC a fee in the amount of $225,000 (the "Line Increase and Extension Fee"), which is fully earned on the date hereof, non-refundable and in addition to all interest and other fees payable to GBC under the Loan Documents.

          (b) The Line Increase and Extension Fee shall be payable, without interest, in 12 equal monthly installments of $18,750 each, commencing on March 1, 1998 and continuing on the first day of each month thereafter until paid in full, provided that the entire unpaid balance of the Line Increase and Extension Fee shall be payable in full on any termination of the Loan Agreement. GBC is authorized to charge the monthly payments of the Line Increase and Extension Fee to Borrower's loan account, as they come due.

          (c) The Line Increase and Extension Fee shall be included in the "Obligations" for all purposes of the Loan Agreement, except that it shall not be considered outstanding for purposes of determining compliance with the Credit Limit under Section 1 of the Schedule.

     4. REPRESENTATIONS TRUE. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

     5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly

     GREYROCK BUSINESS CREDIT                       AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------

amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:                                     GBC:

  INTERPLAY PRODUCTIONS                       GREYROCK BUSINESS CREDIT,
                                              a Division of NationsCredit
                                              Commercial
                                              Corporation
By /s/ Christopher J. Kilpatrick
  ------------------------------
   President or Vice President
                                              By /s/ Lisa Nagano
By /s/ Lisa Ann Latham                          --------------------------------
  -----------------------------                Title   V.P.
         Secretary                                  ----------------------------


Borrower:

INTERPLAY OEM, INC.


By /s/ Jill S. Goldworn
  -------------------------------
          President

By /s/ Lori Colombana
  -------------------------------
         Secretary

                                    CONSENT

     The undersigned, guarantor, acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

                                    Interplay Productions Limited (U.K.)


                                    By /s/ Peter A. Bilotta
                                      -------------------------------
                                    Title      President
                                         --------------------------